EXHIBIT 10.13

                       THIRD AMENDMENT TO LOAN AGREEMENT
                           (and Modification of Notes)


      This Third Amendment to Loan Agreement (this "Third Amendment") is executed as of December 1, 1996, by and among Campo Electronics, Appliances and Computers, Inc. (the "Borrower") and Hibernia National Bank, as agent for the Banks (in such capacity, the "Agent"), and Central Bank, Hibernia National Bank and Liberty Bank & Trust Company of Tulsa, N.A. (the "Banks").


                                    RECITALS

      A. The Borrower and the Banks entered into that certain Loan Agreement dated as of August 30, 1995 (the "Loan Agreement"), pursuant to which the Banks extended to Borrower a term loan in the principal amount of $17,000,000 and a line of credit in the maximum aggregate principal amount of $10,000,000 (collectively, the "Loan").

      B. The Borrower has requested that the Banks (i) waive the Borrower's non-compliance with certain financial covenants imposed on the Borrower by the Loan Agreement for the fiscal year ended August 31, 1996 and for each subsequent month end through and including November 30, 1996, and (ii) suspend the effectiveness of all of the financial covenants imposed on the Borrower by the Loan Agreement for the period from December 1, 1996 through September 1, 1997.

      C. The Banks are willing to grant the Borrower's requests upon the Borrower's agreement (i) to shorten the maturity date of the Loan to September 1, 1997, (ii) to grant certain additional collateral, (iii) to add certain financial covenants in place of the suspended financial covenants, (iv) to make certain other modifications, and (v) to pay a waiver fee.

      D. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants   and
undertakings contained herein, the parties hereto amend the Loan Agreement as follows:


                                   AGREEMENT

      1. Section 2.01 (Term Loan) of the Loan Agreement is hereby amended to change the maturity date of the term loan from August 31, 1998 to September 1, 1997. Each of the term notes is hereby modified to change their maturity date from August 31, 1998 to September 1, 1997.

      2. Section 2.02(a) (Line of Credit) of the Loan Agreement is hereby amended to read as follows:

           Section 2.02 Line of Credit. (a) Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, each Bank severally (in the proportions of 29.6296% for Central Bank, 37.0370% for Hibernia National Bank and 33.3333% for Liberty Bank) agree to make line of credit Advances to the Borrower from time to time on any Business Day in such amounts as the Borrower may request up to the aggregate principal amount of (i) $10,000,000 at any one time outstanding through and including December 31, 1996 and (ii) $5,000,000 at any one time outstanding from January 1, 1997 through maturity on September 1, 1997. The line of credit Advances shall be represented by promissory notes of the Borrower in the principal amounts set forth below:

      Bank                                          Principal Amount
      ----                                          ----------------
      Central Bank                                    $2,962,963.00
      Hibernia National Bank                           3,703,704.00
      Liberty Bank & Trust Company of Tulsa, N.A.      3,333,333.00

      Interest on the line of credit notes shall accrue at the rate described in Section 2.03 hereof and shall be payable in arrears on the first day of each month following the execution of the line of credit notes. Principal on the line of credit notes shall be payable at maturity on September 1, 1997.

Each of the line of credit notes is hereby modified to change their maturity date from August 31, 1998 to September 1, 1997, and to change the face amounts thereof to $5,000,000 on January 1, 1997.

      3. Section 2.03(e) (Interest Rate; Fees - Commitment Fee) of the Loan Agreement is hereby amended to read as follows:

           (e) Commitment Fee. On the first day of each December, March, June and September, beginning March 1, 1997, the Borrower shall pay a commitment fee on the line of credit to the Agent (to be shared pro rata among the Banks) in an amount equal to (i) 0.125% per annum of the difference between $10,000,000 (through December 31, 1996) or $5,000,000 (beginning January 1, 1997) and the average aggregate amounts outstanding on the line of credit during the preceding fiscal quarter; and (ii) 1% per annum of the average aggregate amounts outstanding on the line of credit during said preceding fiscal quarter.

      4. Section 2.09 (Security) of the Loan Agreement is hereby amended to read as follows:

           Section 2.09  Security.   (a)  The  Loan  shall  be secured by a
      first priority mortgage or deed of trust on nine (9) properties owned by the Borrower and located as follows:

           Birmingham, Alabama
           Dothan, Alabama
           Mobile, Alabama
           Baton Rouge, Louisiana
           Harahan, Louisiana (two properties)
           Monroe, Louisiana
           Shreveport, Louisiana
           Chattanooga, Tennessee

      The foregoing are all of the real estate properties currently owned by the Borrower. All other of Borrower's remaining stores are leased from unaffiliated third parties. At the request of the Lender, the Borrower shall execute such other instruments, including amendments or supplements to the existing mortgages and deeds of trust to further evidence the foregoing.

           (b) The Loan shall be further secured by a first priority security interest in all new and used inventory of the Borrower, now owned or hereafter acquired, wherever located, bearing the trademarks or trade names set forth on Schedule 1 hereto. In the event that the Borrower acquires new product lines on open account (not subject to floor plan financing) having inventory values in excess of $25,000, the Borrower shall promptly notify the Agent thereof and execute supplements to the Collateral Documents to permit the Banks to obtain first perfected security interests therein.

           (c) The Loan shall be further secured by a first priority security interest in all of the Borrower's rights to or claims for income tax refund monies due and/or to become due from the Internal Revenue Service and all state taxing authorities, including, without limitation, income tax refund monies resulting from applications for carryback adjustments for loss years. In the event that the Borrower receives a tax refund prior to December 31, 1996, the Borrower shall immediately notify the Agent of such receipt, in which case the $10,000,000 maximum aggregate amount of the line of credit shall be reduced by the amount of the tax refund received. Furthermore, in the event that the maximum amount outstanding on the line of credit is $5,000,000 or less as of January 1, 1997, the Lender agrees to release its security interest in the tax refund upon request of the Borrower. Furthermore, the Lender agrees not to perfect its security interest in the tax refund by filing a UCC-1 Financing Statement prior to January 1, 1997 unless a Default occurs under the Loan Agreement.

      5. Section 4.02 (Financial Statements and Reports) of the Loan Agreement shall amended to read as follows:

           (e) Monthly Reports of Borrower - as soon as available and in any event within 25 days after the end of each month, (i) the unaudited balance sheet of the Borrower as at the end of such month, the unaudited statement of profit and loss of the Borrower for such month and the unaudited statement of cash flow of the Borrower for such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, together with a certificate showing the calculation of all financial covenants for such month and quarter to date, in each case certified correct by both the Chief Executive Officer of the Borrower and either the President or Chief Financial Officer of the Borrower, and (ii) an inventory report relating to the inventory that is collateral for the Loan as of the last day of such month.

      6. The effectiveness of the provisions of Section 4.03(a) through 4.03(g) (Financial Covenants) of the Loan Agreement shall be suspended during the period from December 1, 1996 through September 1, 1997. However, Section 4.03 (Financial Covenants) of the Loan Agreement shall be amended to add two additional financial covenants, which financial covenants shall be effective beginning December 1, 1996, to read as follows:

      (h) Minimum Working Capital. The Borrower shall maintain working capital (defined as current assets less current liabilities, excluding the term loan) of not less than $10,000,000 as of December 31, 1996 and $7,000,000 as of the end of each subsequent month.

      (i) Minimum EBITDA. The Borrower shall maintain earnings before interest, income taxes, depreciation and amortization (exclusive of any write-offs associated with any store closures) of not less than the following:

                 Quarterly Period Ending          Minimum EBITDA
                 -----------------------          --------------
                 February 28, 1997                  $2,326,499
                 May 31, 1997                          794,402
                 August 31, 1997                     2,282,582

      7. Section 4.04 (Certificates of Compliance) of the Loan Agreement is hereby amended to require that the compliance certificates be executed by both the Chief Executive Officer and either the President or Chief Financial Officer of the Borrower.

      8. Section 4.05 (Taxes and Other Liens) of the Loan Agreement is hereby amended to exclude therefrom the requirement that the Borrower pay all ad valorem property taxes on its leased stores.

      9. Section 5.01 (Debts, Guaranties and Other Obligations) of the Loan Agreement is hereby amended to add a new clause (i) to read as follows:

           (i) Debt to refinance a portion of the term loan in accordance with the release provisions in Section 5.05(b) of this Agreement.

      10. Section 5.02 (Liens) of the Loan Agreement is hereby amended to add a new clause (g) to read as follows:

           (g) Liens on leased stores to secure Debt permitted by Section 5.01(i) hereof.

      11. Section 7.01(e) Events of Default) of the Loan Agreement is hereby amended to read as follows:

           (e) Other Debt to Other Lenders. The Borrower defaults in the payment of any amounts due to any Person (other than the Banks) or in the observance or performance of any of the covenants or agreements contained in any credit agreements, notes, equipment leases, collateral or other documents (excluding store leases) relating to any Debt of the Borrower to any Person (other than the Banks) in excess of $250,000 and such Debt has been accelerated or otherwise become due and payable.

      12. Section 7.03 (Sharing of Set-Offs) of the Loan Agreement is hereby amended so that the term "Default" as used therein shall mean only a Default in the payment of principal and interest on the Loan when due; thus, the Banks shall not be able to exercise contractual or statutory rights of set-off unless the Borrower fails to make a payment of principal or interest when due.

      13. The Borrower hereby reaffirms all the representations and warranties contained in Article 3 of the Loan Agreement and certifies that all such representations and warranties are true and correct as of the date of this Third Amendment, except that the Borrower acknowledges that it is not currently in compliance with all of the provisions of its financing agreements with Whirlpool Financial Corporation. The Borrower will promptly obtain all waivers or modifications necessary to cure any such non-compliance and provide the Agent with copies thereof.

      14. The Borrower further certifies that no Default (other than as relates to the financial covenants set forth in Section 4.03 of the Loan Agreement and certain provisions of its financing agreements with Whirlpool Financial Corporation) has occurred and is continuing under the Loan Agreement as of the date of this Third Amendment.

      15. The Borrower hereby specifically reaffirms the mortgage, pledge, assignment, security agreement and other hypothecation of all collateral as security for the Loan, including, without limitation, the following:
           Mortgage  by the Borrower in favor of the Agent dated
           August 30, 1995, covering certain immovable property of the Borrower located in Jefferson County, Alabama.

           Mortgage by the  Borrower in favor of the Agent dated
           August 30, 1995, covering certain immovable property of the Borrower located in Houston County, Alabama.

           Mortgage by the Borrower in  favor of the Agent dated
           August 30, 1995, covering certain immovable property of the Borrower located in Mobile County, Alabama.

           Mortgage by the Borrower in favor of  the Agent dated
           August 30, 1995, covering certain immovable property of the Borrower located in East Baton Rouge Parish,
           Louisiana.

           Mortgage by  the Borrower in favor of the Agent dated
           August 30, 1995,  covering certain immovable property
           of  the  Borrower  located   in   Jefferson   Parish,
           Louisiana.

           Mortgage by the Borrower in favor of the Agent  dated
           August  30, 1995, covering certain immovable property
           of  the  Borrower   located   in   Ouachita   Parish,
           Louisiana.

           Mortgage by the Borrower in favor of the Agent  dated
           August 30, 1995, covering certain immovable property of the Borrower located in Caddo Parish, Louisiana.

           Deed of Trust by the Borrower in favor of the Agent dated August 30, 1995, covering certain immovable property of the Borrower located in Hamilton County, Tennessee.

           Security Agreement  (Inventory  and  Proceeds) by the
           Borrower in favor of the Agent dated December 4, 1996, covering certain inventory and proceeds.

           Security Agreement (Tax Refund) by the Borrower in favor of the Agent dated December 4, 1996, covering certain federal and state tax refunds.

The Borrower acknowledges and agrees that the Borrower may, from time to time, one or more times, enter into additional mortgages, pledges, assignments, security agreements and other hypothecations with the Banks under which the Borrower may mortgage, pledge, assign, grant a security interest in and hypothecate the same collateral. The Borrower further acknowledges and agrees that the execution of such additional agreements will not have the effect of cancelling, novating or otherwise modifying said agreements, it being the Borrower's intent that all such agreements shall be cumulative in nature and shall each and all remain in full force and effect until expressly cancelled by the Banks under written cancellation instrument delivered to the Borrower.

      16. Except as modified and amended hereby, the Loan Agreement shall remain in full force and effect.

      17. The effectiveness of this Third Amendment shall be conditioned upon the satisfaction of the following conditions:

           a. Third Amendment. The Borrower and all of the Banks shall have executed this Third Amendment.

           b. Resolutions. The Borrower shall have adopted corporate resolutions regarding the authorization of execution of this Third Amendment and all documents related thereto, certified correct by the secretary or assistant secretary of the Borrower.

           c. Fees. The Banks shall have received a waiver fee in the amount of $18,500 to be shared equally among the Banks.

           d. Security Agreements. The Agent shall have received the security agreements referred to in Paragraph 10 of this Third Amendment.

      18. Borrower further hereby and forever settles, compromises, transacts, satisfies, waives, releases, acquits, discharges, surrenders and cancels any and all Claims (as defined hereinafter) against the Banks, their predecessors, insurers or insureds, subrogors or subrogees, assignors or assignees, nominees, representatives, joint venturers, directors, officers, agents, employees, attorneys, shareholders, principals, parent companies, subsidiary companies, other affiliates, and any other person or entity which has or might have derivative, secondary or vicarious liability for their acts or omissions whose rights are derived from them (all of such released parties being collectively referred to as the "Released Parties"), it being hereby specifically agreed and understood that this Third Amendment constitutes a compromise of rights and claims and the execution of this Third Amendment is not to be construed as an acknowledgment or admission of any fact of any liability or responsibility by the Banks, and the Banks hereby expressly deny any liability to the Borrower. For the purpose of this Third Amendment, "Claims" shall mean (i) any and all claims, demands, losses, damages, causes of action, and rights of action whatsoever, liquidated or unliquidated, choate or inchoate, matured or unmatured, contingent or exigible, asserted or unasserted, direct or indirect, known or unknown, anticipated or unanticipated, arising before or on the date of the Borrower's execution hereof whether based upon tort, negligence, intentional conduct, contract, equity, bankruptcy, indemnity, contribution, reimbursement, unjust enrichment, and/or any other legal theory, which any party may be entitled to in any way, and (ii) arising out of or relating to the Loan and the loan and security documentation from time to time executed in connection therewith, but (iii) excluding any Claims (as defined in preceding clauses (i) and (ii)) against the Released Parties based upon fraudulent or dishonest acts of the Banks, and Claims to require the Released Parties to perform any contractual undertakings under the loan and security documentation relating to the Loan.

      19. This Third Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


BORROWER:                         CAMPO ELECTRONICS, APPLIANCES AND
                                     COMPUTERS, INC.



                                  By: /s/ Anthony P. Campo
                                      ____________________________________

                                       Name:      Anthony P. Campo
                                       Title:    Chairman and Chief
                                                 Executive Officer


AGENT:                            HIBERNIA NATIONAL BANK


                                  By:  /s/ Douglas Staley
                                      ____________________________________
                                       Name:   Douglas Staley
                                       Title:  Senior Vice President


BANKS:                            CENTRAL BANK


                                  By:  /s/ Fenton M. Davison
                                      ____________________________________
                                       Name:  Fenton M. Davison
                                       Title: Senior Vice President
                                       Percent:   29.6296%



                                  HIBERNIA NATIONAL BANK


                                  By:  /s/ Douglas Staley
                                      ____________________________________
                                       Name:  Douglas Staley
                                       Title: Senior Vice President
                                       Percent:   37.0370%



                                  LIBERTY BANK & TRUST COMPANY OF TULSA, N.A.


                                  By:  /s/ Gary C. King
                                      ____________________________________
                                        Name:  Gary C. King
                                        Title: Asst. Vice President
                                        Percent:  33.3333%